UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VARIAN MEDICAL SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Annual Meeting

of Stockholders to be held on February 11, 2010

VARIAN MEDICAL SYSTEMS, INC.

Meeting Information

Meeting Type: Annual

For holders as of: December 16, 2009

Date: February 11, 2010 Time: 4:30 p.m. PT

Location: Crowne Plaza Cabana Hotel

4290 El Camino Real

Palo Alto, CA 94306

For directions, please contact our Investor Relations department at investors@varian.com

VARIAN MEDICAL SYSTEMS partner for life

VARIAN MEDICAL SYSTEMS, INC.

3100 HANSEN WAY

PALO ALTO, CA 94304

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the 12-Digit Control Number (located on the following page) available and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents or a proxy card, you must request one. There is NO charge to you for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 25, 2009 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M18310-P85910

Voting Items

The Board of Directors recommends you vote FOR all the nominees listed in Proposal 1 and FOR the remaining Proposals.

1. To elect the following nominees for a term ending at the 2013 Annual Meeting of Stockholders:

Nominees:

1a. John Seely Brown

1b. R. Andrew Eckert

1c. Mark R. Laret

2. To approve an amendment to the Varian Medical Systems, Inc. Second Amended and Restated 2005 Omnibus Stock Plan to increase the number of shares available for awards thereunder;

3. To approve the Varian Medical Systems, Inc. 2010 Employee Stock Purchase Plan; and

4. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2010.

M18311-P85910

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